MUNIYIELD
FLORIDA FUND




FUND LOGO




Semi-Annual Report

April 30, 1999


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield Florida Fund



DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Shares of MuniYield Florida Fund earned $0.431 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.84%, based on a month-end per share net asset value of $14.89. Over the same period, the total investment return on the Fund's Common Shares was +0.29%, based on a change in per share net asset value from $15.70 to $14.89, and assuming reinvestment of $0.656 per share ordinary income dividends and $0.214 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Shares had an average yield of 4.06%.


The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


Portfolio Strategy
During the last several months, we adopted a neutral investment strategy, since indicators pointed to a continuation of both benign inflation and healthy domestic economic growth. These favorable conditions led us to believe that long-term tax-exempt bond yields would remain trading within a somewhat narrow range. Therefore, we chose to focus on income-producing securities rather than on those issues with the potential for capital gains. We believed that coupon income could be the more significant segment for the Fund if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, MuniYield Florida Fund remained fully invested for most of the past several months, and we expect to maintain this position going forward.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



June 3, 1999



MuniYield Florida Fund
April 30, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Florida Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.



MuniYield Florida Fund
April 30, 1999



PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield Florida Fund's Common Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:


                                                                                     Shares                     Shares Withheld
                                                                                   Voted For                      From Voting
1. To elect the Fund's Directors:               Terry K. Glenn                     7,681,965                        155,858
                                                James H. Bodurtha                  7,665,394                        172,429
                                                Herbert I. London                  7,668,953                        168,870
                                                Robert R. Martin                   7,650,378                        187,445
                                                Arthur Zeikel                      7,650,853                        186,970

                                                                                    Shares      Shares Voted      Shares Voted
                                                                                  Voted For        Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                               7,685,402         56,977          95,444

3. To approve an amendment to the Certificate of Designation
   of the Fund.                                                                    Adjourned       Adjourned       Adjourned



During the six-month period ended April 30, 1999, MuniYield Florida Fund's Preferred Shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                      Shares Withheld
                                                                                   Voted For                      From Voting
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold,
   and Arthur Zeikel:                                                                1,992                             1

                                                                                     Shares      Shares Voted     Shares Voted
                                                                                   Voted For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 1,993             0               0

3. To approve an amendment to the Certificate of Designation
   of the Fund.                                                                    Adjourned       Adjourned       Adjourned


MuniYield Florida Fund
April 30, 1999


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Florida Fund
April 30, 1999


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Florida Fund
April 30, 1999



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Alabama--1.0%

AAA     NR*     $ 1,715   Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124, 6.39% due
                          2/01/2036 (c)(h)                                                                      $  1,780

Alaska--0.6%

A1      VMIG1++   1,000   Valdez, Alaska, Marine Terminal, Revenue Refunding Bonds (Exxon Pipeline
                          Company Project), VRDN, Series C, 4.05% due 12/01/2033 (g)                               1,000

Florida--100.1%

AAA     Aaa       2,650   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (a)                                                                           2,949

AAA     Aaa       5,400   Broward County, Florida, Airport System Revenue Bonds (Passenger Facility),
                          Convertible Lien, Series H-2, 4.75% due 10/01/2023 (a)                                   5,109

A+      A1       13,700   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                          River), Series A, 6.625% due 1/01/2027                                                  14,714

                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
AAA     Aaa       1,000      6.55% due 10/01/2013                                                                  1,094
AAA     Aaa       5,000      6.60% due 10/01/2022                                                                  5,477

NR*     Aaa       1,725   Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                          Program), AMT, Series A, 6.90% due 4/01/2020 (d)                                         1,814

                          Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
AAA     Aaa       2,805      7% due 4/01/2028 (j)                                                                  3,075
NR*     Aaa       2,500      (Multi-County Program), 5.20% due 4/01/2032 (b)(j)                                    2,484
NR*     Aaa       1,850      Series A, 7.40% due 10/01/2023 (i)                                                    1,935

BBB     Baa1      3,000   Escambia County, Florida, PCR (Champion International Corporation Project),
                          AMT, 6.90% due 8/01/2022                                                                 3,311

A1      VMIG1++     200   Escambia County, Florida, PCR, Refunding (Gulf Power Company Project), VRDN,
                          4.20% due 7/01/2022 (g)                                                                    200

NR*     Aaa       1,155   Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G-1, 7.90%
                          due 3/01/2022 (d)                                                                        1,214

                          Florida State Board of Education, Capital Outlay, GO (Public Education):
AAA     Aaa       1,000      Series A, 6.10% due 6/01/2004 (f)                                                     1,110
AAA     Aaa       4,000      Series B, 4.50% due 6/01/2023 (b)                                                     3,648
AAA     Aaa       7,500      Series B, 4.50% due 6/01/2028 (b)                                                     6,769

AA+     Aa2       3,600   Florida State Board of Education, Capital Outlay, GO, Refunding (Public
                          Education), Series C, 5.25% due 6/01/2007                                                3,852


MuniYield Florida Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Florida (continued)

NR*     NR*     $ 5,495   Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A, 7.50% due
                          10/01/2017                                                                            $  6,106

AAA     Aaa       5,000   Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                          Transportation), Series B, 5% due 7/01/2016 (b)                                          5,027

AAA     Aaa       4,000   Greater Orlando Aviation Authority, Florida, Revenue Bonds (Orlando Airport
                          Facilities), AMT, Series A, 6.50% due 10/01/2012 (c)                                     4,369

AAA     Aaa       1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                          Knox Village), 6.375% due 12/01/2003 (b)(f)                                              1,081

                          Hillsborough County, Florida, Utility Revenue Refunding Bonds:
BBB+    Baa1      1,245      Series A, 7% due 8/01/2014                                                            1,328
AAA     Aaa       2,000      Series B, 6.50% due 8/01/2016 (e)                                                     2,149

AAA     Aaa       1,300   Indian River County, Florida, Hospital Revenue Refunding Bonds, 5.70% due
                          10/01/2015 (e)                                                                           1,394

AAA     Aaa       5,000   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium
                          Project), 4.75% due 10/01/2025 (a)                                                       4,713

AA      Aa2       2,000   Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds (Saint
                          Johns River), Issue 2, Series 15, 6% due 10/01/2005                                      2,216

NR*     VMIG1++   1,100   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding
                          Bonds (Genesis Rehabilitation Hospital), VRDN, 4% due 5/01/2021 (g)                      1,100

A1+     VMIG1++     600   Jacksonville, Florida, PCR, Refunding (Florida Power & Light Co. Project),
                          VRDN, 4.20% due 5/01/2029 (g)                                                              600

AA-     A1        5,000   Lakeland, Florida, Electric and Water Revenue Refunding and Improvement Bonds,
                          Series B, 5.625% due 10/01/2006 (f)                                                      5,510

AAA     Aaa       4,000   Lee County, Florida, Solid Waste System Revenue Bonds, AMT, Series A, 6.50% due
                          10/01/2013 (b)                                                                           4,298

AAA     NR*       1,640   Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          AMT, Series B, 7.30% due 1/01/2028 (d)(k)                                                1,864

A1+     VMIG1++     100   Manatee County, Florida, PCR, Refunding (Florida Power and Light Company
                          Project), VRDN, 4% due 9/01/2024 (g)                                                       100

AAA     Aaa       2,500   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (e)                    2,495

AAA     Aaa       4,000   Miami--Dade County, Florida, School Board, COP, Revenue Refunding Bonds, Series C,
                          5% due 8/01/2025 (e)                                                                     3,903

AAA     Aaa       7,600   Miami--Dade County, Florida, Water and Sewer Revenue Bonds, GO, Series A, 5% due
                          10/01/2029 (c)                                                                           7,414

AAA     Aaa       2,625   Okaloosa County, Florida, Gas District, Revenue Refunding Bonds (Gas System),
                          Series A, 5.20% due 10/01/2019 (b)                                                       2,664

AAA     Aaa       2,000   Orange County, Florida, Health Facilities Authority Revenue Bonds (Hospital--
                          Orlando Regional Healthcare), Series A, 6.25% due 10/01/2013 (b)                         2,326

AAA     Aaa         500   Orange County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                          (Hospital--Orlando Regional Healthcare), Series C, 6.25% due 10/01/2016 (b)                582

NR*     Aaa       6,250   Orange County, Florida, School Board, COP, Series A, 5.25% due 8/01/2023 (b)             6,350

AAA     Aaa       6,000   Orlando and Orange County Expressway Authority, Florida, Expressway Revenue
                          Refunding Bonds (Junior Lien), 5% due 7/01/2021 (c)                                      5,928

AAA     Aaa       1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                          due 6/01/2015 (c)                                                                        1,912

NR*     Aaa       1,390   Palm Beach County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
                          6.80% due 10/01/2027 (d)(j)                                                              1,485


MuniYield Florida Fund
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)
Florida (concluded)

AAA     AAA     $ 1,000   Peace River/Manasota, Florida, Regional Water Supply Authority Revenue
                          Bonds (Peace River Option Project), Series A, 5% due 10/01/2023 (b)                    $   979

AAA     Aaa       7,625   Pembroke Pines, Florida, Capital Improvement Revenue Refunding Bonds, 5.25%
                          due 12/01/2026 (a)                                                                       7,734

A1+     VMIG1++     150   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                          Bonds (Pooled Hospital Loan Program), DATES, 4% due 12/01/2015 (a)(g)                      150

AAA     Aaa       2,160   Polk County, Florida, School Board, COP, Series A, 5% due 1/01/2024 (e)                  2,115

                          Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Company
                          Project), VRDN (g):
A1+     VMIG1++     600      4% due 1/01/2026                                                                        600
A1+     VMIG1++   4,000      4.20% due 3/01/2027                                                                   4,000

                          Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (b)(f):
AAA     Aaa       1,550      (Allegany Health System--Saint Anthony's), 6.75% due 12/01/2003                       1,742
AAA     Aaa       2,000      (Allegany Health System), Series A, 7% due 12/01/2001                                 2,198

                          Sarasota County, Florida, Public Hospital Board, Revenue Bonds (b):
NR*     Aaa       5,000      RIB, Series 99, 6.665% due 7/01/2028 (h)                                              5,650
AAA     Aaa       3,100      (Sarasota Memorial Hospital), Series B, 5.25% due 7/01/2024                           3,192

AAA     Aaa       6,000   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series A, 6.25% due
                          10/01/2002 (c)(f)                                                                        6,524

AAA     Aaa       2,520   Village Center Community Development District, Florida, Recreational Revenue
                          Refunding Bonds, Series A, 5% due 11/01/2021 (b)                                         2,480

AAA     Aaa       1,325   Winter Haven, Florida, Utility System Revenue Refunding and Improvement Bonds,
                          4.75% due 10/01/2028 (b)                                                                 1,245

New York--0.8%

A1+     VMIG1++   1,400   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                          Sub-Series 5, 4.25% due 5/01/2033 (g)                                                    1,400

Puerto Rico--0.6%

BBB+    Baa1      1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6% due
                          7/01/2016                                                                                1,079

Texas--2.8%

A1+     NR*       4,800   Harris County, Texas, Health Facilities Development Corporation, Hospital
                          Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.25% due 12/01/2025 (g)             4,800

Total Investments (Cost--$179,516)--105.9%                                                                       184,337

Liabilities in Excess of Other Assets--(5.9%)                                                                    (10,323)
                                                                                                                --------
Net Assets--100.0%                                                                                              $174,014
                                                                                                                ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
 (h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(i)FHA Insured.
(j)FNMA Collateralized.
(k)FHLMC Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$179,515,730) (Note 1a)                         $184,337,188
                    Cash                                                                                          65,913
                    Receivables:
                      Securities sold                                                      $  6,641,594
                      Interest                                                                2,136,432        8,778,026
                                                                                           ------------
                    Prepaid expenses and other assets                                                             10,480
                                                                                                            ------------
                    Total assets                                                                             193,191,607
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   19,075,690
                      Investment adviser (Note 2)                                                76,552       19,152,242
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        25,248
                                                                                                            ------------
                    Total liabilities                                                                         19,177,490
                                                                                                            ------------

Net Assets:         Net assets                                                                              $174,014,117
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,200 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 55,000,000
                      Common Shares, par value $.10 per share (7,993,842 shares issued
                      and outstanding)                                                     $    799,384
                    Paid-in capital in excess of par                                        111,667,496
                    Undistributed investment income--net                                      1,523,047
                    Undistributed realized capital gains on investments--net                    202,732
                    Unrealized appreciation on investments--net                               4,821,458

                    Total--Equivalent to $14.89 net asset value per Common Share
                    (market price--$14.875)                                                                  119,014,117
                                                                                                            ------------
                    Total capital                                                                           $174,014,117
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

       >
Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,667,312
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    440,528
                    Commission fees (Note 4)                                                     67,289
                    Professional fees                                                            40,841
                    Accounting services (Note 2)                                                 32,176
                    Transfer agent fees                                                          19,809
                    Printing and shareholder reports                                             16,201
                    Trustees' fees and expenses                                                  11,275
                    Listing fees                                                                  7,806
                    Custodian fees                                                                6,934
                    Pricing fees                                                                  4,060
                    Other                                                                        13,222
                                                                                           ------------
                    Total expenses                                                                               660,141
                                                                                                            ------------
                    Investment income--net                                                                     4,007,171
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,029,374
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (4,463,033)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,573,512
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended     Year Ended
                                                                                           April 30,       October 31,
Increase (Decrease) in Net Assets:                                                            1999             1998
Operations:         Investment income--net                                                 $  4,007,171     $  8,713,547
                    Realized gain on investments--net                                         2,029,374        4,230,658
                    Change in unrealized appreciation on investments--net                    (4,463,033)      (1,550,972)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,573,512       11,393,233
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,494,801)      (6,806,895)
Shareholders          Preferred Shares                                                         (386,672)      (1,531,002)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (3,415,385)      (1,758,807)
                      Preferred Shares                                                         (727,980)        (453,420)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,024,838)     (10,550,124)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in reinvestment
Interest            of dividends and distributions                                            1,010,683          880,850
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (5,440,643)       1,723,959
                    Beginning of period                                                     179,454,760      177,730,801
                                                                                           ------------     ------------
                    End of period*                                                         $174,014,117     $179,454,760
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,523,047     $  1,397,349
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Florida Fund
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                     For the Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended                For the Year Ended
                                                                      April 30,                 October 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of period              $  15.70   $  15.59  $  15.23  $  15.07   $  13.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50       1.10      1.13      1.13       1.14
                    Realized and unrealized gain (loss)
                    on investments--net                                   (.30)       .34       .41       .17       1.25
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .20       1.44      1.54      1.30       2.39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.44)      (.86)     (.89)     (.90)      (.88)
                      Realized gain on investments--net                   (.43)      (.22)     (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.87)     (1.08)     (.93)     (.90)      (.88)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.05)      (.19)     (.24)     (.24)      (.26)
                        Realized gain on investments--net                 (.09)      (.06)     (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.14)      (.25)     (.25)     (.24)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.89   $  15.70  $  15.59  $  15.23   $  15.07
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $  16.00  $  15.50  $  14.50   $ 13.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (1.69%)++  10.66%    13.76%    15.29%     25.63%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                    .29%++    7.96%     8.93%     7.47%     16.50%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .75%*      .72%      .75%      .74%       .77%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.54%*     4.90%     5.04%     5.11%      5.32%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $119,014   $124,455  $122,731  $119,704   $118,402
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.52%     92.25%   107.09%   119.29%     97.93%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,164   $  3,263  $  3,231  $  3,176   $  3,153
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    176   $    696  $    826  $    869   $    927
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Florida Fund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield Florida Fund
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $91,967,863 and $94,242,106, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 2,029,374    $ 4,821,458
                                  -----------    -----------
Total                             $ 2,029,374    $ 4,821,458
                                  ===========    ===========


As of April 30, 1999, unrealized appreciation for Federal income tax purposes aggregated $4,821,458, of which $5,680,630 related to appreciated securities and $859,172 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $179,515,730.

4. Beneficial Interest Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 65,627 and 56,492, respectively, as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.43%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $34,426 as commissions.


5. Subsequent Event:
On May 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.066353 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniYield Florida Fund
April 30, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield Florida Fund have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYF


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                    Percent of
S&P Rating/Moody's Rating           Net Assets

AAA/Aaa                                76.0%
AA/Aa                                   6.6
A/A                                     8.5
BBB/Baa                                 3.3
NR (Not Rated)                          3.5
Other++                                 8.0

[FN]
++Temporary investments in short-term municipal securities.